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                                                                    EXHIBIT 23.1



                               AUDITOR'S CONSENT



The Board of Directors
The Millbrook Press Inc.:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          /S/ KPMG PEAT MARWICK LLP



New York, New York
December 13, 1996